UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

BlackRock, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-42297	99-1116001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.01 par value	BLK	New York Stock Exchange
3.750% Notes due 2035	BLK 35	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On March 31, 2026, BlackRock, Inc. (“BlackRock”) and certain of its subsidiaries entered into Amendment No. 17 (“Amendment No. 17”) to its Five-Year Revolving Credit Agreement, dated as of March 10, 2011, as amended by Amendment No. 1 thereto, dated as of March 30, 2012, Amendment No. 2 thereto, dated as of March 28, 2013, Amendment No. 3 thereto, dated as of March 28, 2014, Amendment No. 4 thereto, dated as of April 2, 2015, Amendment No. 5 thereto, dated as of April 8, 2016, Amendment No. 6 thereto, dated as of April 6, 2017, Amendment No. 7 thereto, dated as of April 3, 2018, Amendment No. 8 thereto, dated as of March 29, 2019, Amendment No. 9 thereto, dated as of March 31, 2020, Amendment No. 10 thereto, dated as of March 31, 2021, Amendment No. 11 thereto, dated as of December 13, 2021, Amendment No. 12 thereto, dated as of March 31, 2022, Amendment No. 13 thereto, dated as of March 31, 2023, Amendment No. 14 thereto, dated as of March 12, 2024, Amendment No. 15 thereto, dated as of May 31, 2024, and Amendment No. 16 thereto, dated April 4, 2025 (the “Existing Credit Agreement” and, the Existing Credit Agreement as amended by Amendment No. 17, the “Credit Agreement”), with Wells Fargo Bank, National Association, as administrative agent, a swingline lender, an issuing lender, L/C agent and a lender, and the banks and other financial institutions referred to therein.

Among other things, Amendment No. 17 (i) increases the commitments under the revolving facility by $400,000,000 to an aggregate commitment of $6,300,000,000, (ii) extends the maturity date (the “Maturity Date”) of the revolving facility to March 31, 2031 for lenders (other than two non-extending lenders) pursuant to BlackRock’s option to request extensions of the Maturity Date available under the Existing Credit Agreement (with the commitment of the non-extending lenders maturing on March 31, 2028) and (iii) removes the secured overnight financing rate (SOFR) adjustment for all SOFR-based loans. Except as modified by Amendment No. 17, the terms of the Existing Credit Agreement remain the same.

Certain of the financial institutions party to Amendment No. 17 and their affiliates have provided, and may in the future provide, investment banking, commercial lending, financial advisory and other services for BlackRock, and have received customary fees and expenses for these services.

The foregoing description of the terms and conditions of Amendment No. 17 is not complete and is in all respects subject to the actual provisions of Amendment No. 17, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 17, dated as of March 31, 2026, by and among BlackRock, Inc., certain of its subsidiaries, Wells Fargo Bank, National Association, as administrative agent, a swingline lender, an issuing lender, L/C agent and a lender, and the banks and other financial institutions referred to therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.

(Registrant)

By:	/s/ R. Andrew Dickson III
Name:	R. Andrew Dickson III
Title:	Managing Director and Corporate Secretary

Date: April 3, 2026